                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2007

Item 1. REPORT TO SHAREHOLDERS.

          Worldwide Insurance Trust

                  WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2007, and are subject to change.

Worldwide Bond Fund

Dear Shareholder:

The Initial Class shares of Van Eck Worldwide Bond Fund gained 0.93% for the six months ended June 30, 2007. The Fund outperformed the benchmark Citigroup World Government Bond Index1, which returned –0.41% in U.S. dollar terms.

During the six months, the global bond markets were characterized by two general investment themes: (1) 10-year yields trended higher across most major bond markets during the first half of the year; (2) the U.S. dollar weakened relative to most major currencies, the Japanese yen being a notable exception. While global bond returns during the first six months of 2007 were somewhat muted compared to those of 2006, the declining U.S. dollar was enough to partially offset the negative local currency returns in most bond markets and bring most major bond markets into modestly positive territory. Indeed, the return differential in dollar versus local currency terms, though narrow, indicates the supportive contribution that dollar weakness made to global bond returns during the period. (The Fund’s benchmark Index returned –0.41% in U.S. dollar terms and –0.83% in local currency terms.) The Fund’s outperformance versus its benchmark Index during the semi-annual period was largely driven by its underweighted exposure to the Japanese market and its overweighted positions in the Canadian and New Zealand bond markets. Muting the Fund’s relative results somewhat were its underweighted allocation to the euro and its lack of exposure to the Australian bond market.

Market and Economic Review
The first half of the 2007 was challenging for global bond investors, as bond yields generally moved higher across most major markets, consequently causing bond prices to fall lower. The yield on 10-year U.S. Treasuries rose by approximately 33 basis points, beginning the year at 4.70% and ending June at 5.03% . The German 10-year bond yield rose over 62 basis points, from 3.95% to 4.57% over the six months ended June 30, 2007. The U.K. 10-year bond yield rose 72 basis points, from 4.74% to 5.46%, and the Japanese 10-year bond yield rose approximately 20 basis points, from 1.68% to 1.88% over the same time frame. The Canadian 10-year bond yield climbed over 45 basis points, from 4.10% to 4.55% for the semi-annual period.

Central bank policy—both anticipated and actual—continued to dominate. The U.S. Federal Reserve Board (the Fed) was on hold throughout the period, maintaining the federal funds rate at 5.25%, although speculation ran high regarding the direction and timing of its next move. The Canadian and Australian central banks were also on hold during the period. Meanwhile, the European Central Bank raised its interest rates twice more during the period, for a total of 50 basis points (+0.50%) . Similarly, the U.K. and Swedish central banks raised interest rates two more times during the period. New Zealand’s central bank raised interest rates three times during the period, and the Bank of Japan raised its interest rates only one more time.

Central bank tightening in Europe and elsewhere was driven, of course, by global economic conditions—as was the Fed remaining on hold. In the U.S., economic growth appeared to re-accelerate during the second quarter of 2007 after a slow annualized rate of just 0.6% in the first quarter of the year. Meanwhile, inflationary pressures remained subdued during the first half, even as energy and other commodity prices rose. The CPI (Consumer Price Index) was measured at 2.7% year over year at June 30, 2007, compared to 2.5% at yearend 2006. As stated by the Fed following its June 28 meeting, “Economic growth appears to have been moderate during the first half of this year, despite the ongoing adjustment in the housing sector…. Readings on core inflation have improved modestly in recent months.” Economic growth in the U.S. remained weaker than that of both Europe and Japan for the six months.

Meanwhile, as mentioned, an important support to bond market performance for U.S. dollar-based global bond investors was the U.S. dollar’s weakening relative to most major currencies. Such dollar weakness was due in part to uncertainty about the Fed’s next move and the direction of inflation. Also contributing to U.S. dollar weakness, and

Worldwide Bond Fund

simultaneously giving support to the euro, was the view that central bank tightening cycles would continue and even accelerate in Europe while the Fed would remain on hold. During the semi-annual period, relative to the U.S. dollar, the euro strengthened by +2.60% and the British pound by +2.55% . The Australian, Canadian and New Zealand currencies strengthened relative to the U.S. dollar by +7.70%, +9.43% and +9.77%, respectively. The exceptions to this trend were the Swiss franc, the South African rand, the Taiwanese dollar and the Japanese yen, which weakened relative to the U.S. dollar by –0.21%, –0.52%, –0.79% and –3.34%, respectively.

Fund Review
Throughout the first half of the year, the Fund had an overweighted position relative to the Index in terms of U.S. currency and an underweighted position relative to the Index in terms of U.S. duration. The Fund ended June with a 24.0% allocation to the U.S. market. After being the second worst performing constituent of the Index in U.S. dollar terms for 2006, the U.S. bond market outpaced the Index for the six-month period ended June 30, 2007. Thus, the Fund’s U.S. duration positioning detracted modestly from its relative performance. The Citigroup U.S. Government Bond Index2 returned 1.00% . The U.S. Treasury yield curve steepened over the semi-annual period, meaning long-term interest rates rose more than shorter-term interest rates. Also, the U.S. Dollar Index (DXY)3 started to decline in January reaching a two-year low in April. Since posting its lows, the DXY rebounded somewhat, declining by approximately 2.07% for the semi-annual period overall.

The Fund had an underweighted duration exposure compared to the Index for the Eurozone and shifted from an overweighted to an underweighted Eurozone currency exposure over the period. The Fund’s decreased allocation to the euro detracted from relative results, as the euro appreciated. The Fund’s Eurozone duration exposure also detracted on an absolute basis. Still, on a relative basis, the Fund’s duration positioning in the region helped given the rising interest rate environment. On the positive side, we established positions in Belgium and the Netherlands during the period—overweighted in both currency and duration, and both of these European bond markets outpaced the broad Index for the six months, with returns of 0.61% and 0.88% in U.S. dollar terms, respectively. Overall, the European Government Bond Index fell 1.72% in local currency terms, but gained 0.66% in U.S. dollar terms. The Fund ended June with a weighting of 38.9% in Eurozone bonds, represented in the Fund by its holdings in Belgium, France, Germany, Italy, the Netherlands and Spain.

The Fund was overweighted currency exposure and underweighted duration exposure within the United Kingdom bond market throughout the semi-annual period. This positioning hurt relative performance for the period, as this market was down 1.12% in U.S. dollar terms for the semi-annual period. The Fund ended June with a 9.0% weighting in the U.K. bond market.

We maintained a higher allocation in the Fund to the dollar bloc bond markets relative to the Index in terms of both duration and currency during the semi-annual period. We remained overweight in the bond markets of Canada (7.8% of Fund net assets at June 30) and New Zealand (6.6% of Fund net assets at June 30), while maintaining zero exposure to the Australian bond market. All three currencies strengthened significantly against the U.S. dollar, and the three bond markets were the three strongest constituents within the broad Index as well. The Australian, Canadian and New Zealand bond markets were up 9.13%, 8.54% and 9.40% in U.S. dollar terms, respectively. Thus, in all, the Fund’s positioning in Australia detracted from its relative results. Conversely, the Fund’s overweighted positioning in Canada and New Zealand significantly helped both absolute and relative performance.

As was the case for 2006, Japan was the worst performing bond market in the broad Index during the semi-annual period ended June 30, 2007, with a return of –3.84% in U.S. dollar terms and a return of –0.34% in local currency terms. Also, the yen depreciated 3.34% against the U.S. dollar during the six-month period. The Fund’s exposure to Japanese yen-denominated bonds remained significantly underweighted relative to the Index in terms of both duration and currency based on our view that while

Worldwide Bond Fund

the Japanese economy made some progress during the period, questions remained regarding the sustainability of its current economic upturn. This underweighted positioning in Japan helped the Fund’s relative results for the semi-annual period overall. At the end of June, the Fund had a 9.8% weighting in Japanese yen-denominated bonds, divided between an Austrian corporate bond and a U.S. corporate bond (each 4.9% of Fund net assets at June 30).

* * *

At the end of June, we were of the view that the U.S. Fed’s tightening cycle had ended, though some investors remained skeptical. We believe that the U.S. yield curve should continue to normalize over the months ahead, and the U.S. dollar could continue to weaken. Higher central bank rates for longer than previously expected as well as stronger economic growth and slightly higher inflation lead us to believe that we may still see some upward movement of yields in the U.S., Japan and European bond markets over the coming months. We believe the Fed is not likely to cut interest rates before 2008 and that the European Central Bank may raise its interest rates one more time before going on hold later in 2007. We expect the Bank of Japan to continue its steady but notably slow path to higher interest rates.

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

Investors should be aware that the Fund is subject to certain risks associated with international bond markets. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk.

We appreciate your continued investment in Van Eck Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron Investment Team Member	Gregory F. Krenzer Investment Team Member

July 18, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

Worldwide Bond Fund

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

2 All country and regional bond market returns are Citigroup Government Bond Indices.

3 The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Worldwide Bond Fund

Geographical Weightings*
as of June 30, 2007
(unaudited)

Sector Breakdown*
as of June 30, 2007 (unaudited)

Foreign Government Bonds	62.2%
U.S. Government Bonds	19.2%
Foreign Banks.	9.7%
Other Assets Less Liabilities	8.9%
*	Percentage of net assets. Portfolio is subject to change.

Worldwide Bond Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2007-
		January 1, 2007	June 30, 2007	June 30, 2007
Initial Class	Actual	$1,000.00	$1,009.30	$5.53
	Hypothetical**	$1,000.00	$1,019.29	$5.56
Class R1	Actual	$1,000.00	$1,010.23	$5.53
	Hypothetical**	$1,000.00	$1,019.29	$5.56

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.11% for the Initial Class Shares and 1.11% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Bond Fund
Schedule of Investments
June 30, 2007 (unaudited)

Principal
Amount		Value
BONDS AND NOTES: 91.2%
Austria: 4.9%
JPY 3,000,000,000	Oester Kontroll Bank Bond
	1.80%, 3/22/10	$2,477,404
Belgium: 4.6%
EUR 1,800,000	Belgium Kingdom
	4.00%, 3/28/17	2,316,166
Canada: 7.8%
CAD 4,000,000	Canadian Government
	Bond
	6.00%, 6/1/11	3,945,628
France: 4.7%
EUR 1,900,000	French Treasury Note
	3.75%, 4/25/17	2,398,362
Germany: 12.0%
	Bundesrepublik
	Deutschland Bonds
EUR 1,500,000	4.50%, 7/4/09	2,030,750
EUR 3,000,000	4.75%, 7/4/28	4,073,738
		6,104,488
Italy: 4.9%
EUR 1,800,000	Italian Government Bond
	5.00%, 2/1/12	2,477,151
Netherlands: 4.8%
EUR 1,900,000	Netherlands Government
	Bond
	4.00%, 7/15/16	2,458,078
New Zealand: 6.6%
NZD 4,500,000	New Zealand Government
	Bond
	6.50%, 4/15/13†	3,382,282
Spain: 7.9%
EUR 3,000,000	Spanish Government Bond
	4.00%, 1/31/10	4,009,248
United Kingdom: 9.0%
GBP 2,400,000	Great Britain Government
	Bond
	4.25%, 3/7/11	4,577,092
United States: 24.0%
JPY 300,000,000	KFW International
	Finance, Inc. Bond
	1.75%, 3/23/10	2,474,164
	U.S. Treasury Notes/Bonds:
$2,500,000	5.50%, 5/15/09†	2,527,345
5,000,000	4.00%, 3/15/10†	4,890,235
2,000,000	6.625%, 2/15/27†	2,343,438
		12,235,182
Total Bonds and Notes
(Cost: $40,985,901)		46,381,081
	Principal
	Amount	Value
REPURCHASE AGREEMENT: 7.3%
State Street Bank & Trust Co.,
4.30% (dated 6/29/07, due 7/2/07,
repurchase price $3,717,332,
collateralized by $3,865,000
Federal National Mortgage
Association, 3.25%, due 2/15/09
with a value of $3,793,389)
(Cost: $3,716,000)	$3,716,000	$3,716,000
Total Investments Before
Collateral for Securities
Loaned: 98.5%
(Cost: $44,701,901)		$50,097,081

	Number
	of Shares

SHORT-TERM INVESTMENT HELD
AS COLLATERAL FOR
SECURITIES LOANED: 24.9%
State Street Navigator Securities
Lending Prime Portfolio
(Cost: $12,683,306)	12,683,306	12,683,306
Total Investments: 123.4%
(Cost: $57,385,207)		62,780,387
Liabilities in excess of other assets (23.4)%		(11,896,778)
NET ASSETS: 100.0%		$50,883,609

† Security fully or partially on loan. Total market value of securities on loan is $12,431,979.
CAD – Canadian Dollar
EUR – Euro
GBP – British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar

Summary of Investments By Sector
Excluding Collateral for Securities Loaned
	% of
	Investments

Foreign Government Bonds	63.2%	$31,668,495
U.S. Government Bonds	19.5	9,761,018
Foreign Banks	9.9	4,951,568
Repurchase Agreement	7.4	3,716,000
	100.0%	$50,097,081

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

Assets:
Investments, at value (Cost $44,701,901)	$50,097,081
Short term investments held as collateral for securities loaned (Cost $12,683,306)	12,683,306
Cash	346
Receivables:
Shares of beneficial interest sold	39,234
Interest	821,931
Foreign tax reclaim	13,697
Prepaid expenses	1,112
Total assets	63,656,707
Liabilities:
Payables:
Shares of beneficial interest redeemed	15,473
Collateral for securities loaned	12,683,306
Due to Adviser	29,608
Deferred Trustee fees	2,461
Accrued expenses	42,250
Total liabilities	12,773,098
NET ASSETS	$50,883,609
Initial Class Shares:
Net Assets	$38,219,917
Shares of beneficial interest outstanding	3,426,279
Net asset value, redemption and offering price per share	$11.15
Class R1 Shares:
Net Assets	$12,663,692
Shares of beneficial interest outstanding	1,136,535
Net asset value, redemption and offering price per share	$11.14
Net Assets consist of:
Aggregate paid in capital	$45,251,347
Unrealized appreciation of investments and foreign currency transactions	5,414,813
Undistributed net investment income	3,666,916
Accumulated net realized loss on investments	(3,449,467)
$50,883,609

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Operations
Six Months Ended June 30, 2007 (unaudited)

Income
Interest		$1,078,363
Securities lending income		2,214
Total income		1,080,577
Expenses:
Management fees	$249,466
Professional fees	31,851
Reports to shareholders	16,400
Custodian fees	7,824
Insurance	3,808
Transfer agent fees - Initial Class Shares	5,783
Transfer agent fees - Class R1 Shares	5,602
Trustees’ fees and expenses	4,975
Other	1,937
Total expenses	327,646
Expenses assumed by the Adviser	(50,995)
Net expenses		276,651
Net investment income		803,926
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on foreign currency transactions		2,894,792
Net change in unrealized appreciation (depreciation) of investments		(3,188,459)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(20,078)
Net realized and unrealized loss on investments		(313,745)
Net Increase in Net Assets Resulting from Operations		$490,181

See Notes to Financial Statements

Worldwide Bond Fund

Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2007	2006
	(unaudited)
Operations:
Net investment income	$803,926	$2,065,304
Net realized gain on investments and foreign currency transactions	2,894,792	1,473,156
Net change in unrealized appreciation (depreciation) of investments and foreign
denominated assets and liabilities	(3,208,537)	(145,606)
Net increase in net assets resulting from operations	490,181	3,392,854
Dividends to shareholders from:
Net investment income
Initial Class Shares	(2,370,298)	(3,707,444)
Class R1 Shares	(742,737)	(905,458)
Total dividends	(3,113,035)	(4,612,902)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	3,544,184	6,239,794
Class R1 Shares	1,439,050	4,320,456
	4,983,234	10,560,250
Reinvestment of dividends
Initial Class Shares	2,370,298	3,707,444
Class R1 Shares	742,737	905,458
	3,113,035	4,612,902
Cost of shares redeemed
Initial Class Shares	(4,777,479)	(16,153,664)
Class R1 Shares	(1,123,357)	(3,734,225)
Redemption fees	2,040	4,521
	(5,898,796)	(19,883,368)
Net increase (decrease) in net assets resulting from share transactions	2,197,473	(4,710,216)
Total decrease in net assets	(425,381)	(5,930,264)
Net Assets:
Beginning of period	51,308,990	57,239,254
End of period (including undistributed net investment income of $3,666,916
and $3,081,233, respectively)	$50,883,609	$51,308,990
* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	318,844	550,647
Shares reinvested	216,862	331,317
Shares redeemed	(425,122)	(1,418,137)
Net increase (decrease)	110,584	(536,173)
Class R1 Shares:
Shares sold	128,080	381,146
Shares reinvested	68,079	80,989
Shares redeemed	(99,514)	(328,128)
Net increase	96,645	134,007

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares
	Six Months
	Ended
	June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003	2002
	(unaudited)
Net Asset Value, Beginning of Period	$11.78		$12.03	$13.33	$13.31	$11.46	$9.42
Income (Loss) from Investment Operations:
Net Investment Income	0.19		0.53	0.58	0.64	0.53	0.35
Net Realized and Unrealized Gain (Loss)
on Investments	(0.09)		0.20	(0.97)	0.48	1.52	1.69
Total from Investment Operations	0.10		0.73	(0.39)	1.12	2.05	2.04
Less:
Dividends from Net Investment Income	(0.73)		(0.98)	(0.91)	(1.10)	(0.20)	—
Total Dividends	(0.73)		(0.98)	(0.91)	(1.10)	(0.20)	—
Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	—
Net Asset Value, End of Period	$11.15		$11.78	$12.03	$13.33	$13.31	$11.46
Total Return (a)	0.93	%(e)	6.48%	(3.03)%	9.15%	18.16%	21.66%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$38,220		$39,071	$46,350	$64,353	$85,385	$95,040
Ratio of Gross Expenses to Average Net Assets	1.30	%(d)	1.28%	1.29%	1.27%	1.21%	1.24%
Ratio of Net Expenses to Average Net Assets (b)	1.11	%(d)	1.10%	1.29%	1.27%	1.21%	1.24%
Ratio of Net Investment Income
to Average Net Assets	3.22	%(d)	3.77%	3.67%	3.96%	3.58%	4.06%
Portfolio Turnover Rate	21	%(e)	19%	16%	0%	6%	18%

__________________
(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any divi- dends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.19% and 1.21% for the years ended December 31, 2003 and 2002, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares
					For the Period
	Six Months				May 1, 2004*
	Ended				through
	June 30,		Year Ended December 31,		December 31,
	2007		2006	2005	2004
	(unaudited)
Net Asset Value, Beginning of Period	$11.77		$12.02	$13.33	$11.82
Income (Loss) from Investment Operations:
Net Investment Income	0.19		0.42	0.76	0.18
Net Realized and Unrealized Gain (Loss)
on Investments	(0.09)		0.31	(1.16)	1.33
Total from Investment Operations	0.10		0.73	(0.40)	1.51
Less:
Dividends from Net Investment Income	(0.73)		(0.98)	(0.91)	—
Total Dividends	(0.73)		(0.98)	(0.91)	—
Redemption fees	—	(c)	— (c)	— (c)	—	(c)
Net Asset Value, End of Period	$11.14		$11.77	$12.02	$13.33
Total Return (a)	1.02	%(e)	6.40%	(3.11)%	12.77%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$12,664		$12,238	$10,889	$8,492
Ratio of Gross Expenses to Average Net Assets	1.36	%(d)	1.35%	1.38%	1.59	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.11	%(d)	1.10%	1.38%	1.33	%(d)
Ratio of Net Investment Income
to Average Net Assets	3.22	%(d)	3.75%	3.63%	3.89	%(d)
Portfolio Turnover Rate	21	%(e)	19%	16%	0%

__________________
(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any div- idends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.
(b)	The ratio of net expenses to average net assets would be be unchanged if any interest expense incurred during the above periods were excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares

See Notes to Financial Statements

Worldwide Bond Fund

Notes To Financial Statements
June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million and 0.70% on the excess over $750 million. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except for interest, taxes, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the six months ended June 30, 2007, the Adviser assumed expenses in the amount of $50,995. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $9,723,128 and $11,918,515, respectively.

Worldwide Bond Fund

Notes To Financial Statements (continued)

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2007 was $57,385,207 and net unrealized appreciation aggregated $5,395,180 of which $5,832,160 related to appreciated securities and $436,980 related to depreciated securities.

The tax character of dividends paid to shareholders during the six months ended June 30, 2007 and the year ended December 31, 2006 consisted of ordinary income of $3,113,035 and $4,612,902, respectively.

At December 31, 2006, the Fund had a capital loss carryforward of $3,449,467 of which $166,131 expires December 31, 2008; $2,541,134 expires December 31, 2009; and $742,202 expires December 31, 2010.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At June 30, 2007, the aggregate shareholder accounts of two insurance companies own approximately 80% and 18% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2007, the Fund had no outstanding forward foreign currency contracts.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes.

The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2007, there were no borrowings by the Fund under the Facility.

Note 10—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any interest or amounts equivalent thereto, on the securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At June 30, 2007, the market value of securities loaned was $12,431,979, and the related collateral for securities on loan was $12,683,306.

Note 12—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Worldwide Bond Fund

Notes To Financial Statements (continued)

Note 13—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 30 and 31, 2007 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long- term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investmentaccounts;
  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one-, four-, and five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two-, three- and four-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2006, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date August 28, 2007
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date August 28, 2007
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 28, 2007
     ---------------